******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.                                                      Mar-98
Household Private Label Credit Card Master Trust II, Series 1994-2   20-Apr-98
******************************************************************************
*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                             8.604%
   Annualized Gross Cash Yield                              21.284%
   Annualized Default Rate                                  6.567%
   Annualized Portfolio Yield                               14.717%
Delinquency status of accounts:          (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)                            65,522,431.37
   30 - 59 days (Del Stat 1) (%)                            4.38%
   60 - 89 days (Del Stat 2) ($)`                           26,906,525.22
   60 - 89 days (Del Stat 2) (%)                            1.80%
   90+ days (Del Stat 3+)($)                                96,511,178.45
   90+ days (Del Stat 3+)(%)                                6.46%
        Total ($)                                           188,940,135.04
        Total (%)                                           12.64%
Collections
   Principal (discount applied)                             99,889,767.82
   Finance Charge (discount applied)                        24,482,137.86
   Other                                                    0.00
   Allocated Recoveries                                     1,156,623.37
   Total                                                    125,528,529.05
Aggregate Principal Shortfalls for Group 1                  0.00
Adjustment Payments                                         0.00
Transfer Deposit Amount                                     0.00
Charge-Off Activity
   Defaulted Receivables                                    7,910,977.50
   Defaulted Receivables Repurchased Pursuant to Article 2.07        0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03        0.00
   Defaulted Amount                                         7,910,977.50
*** Reallocated Investor Finance Charge and Administrative Collections ***
Reallocated Investor Finance Charge and Admin Collections   6,307,014.12
Investor Defaulted Amount                                   1,946,063.08
Series Adjusted Portfolio Yield                             14.717%
*** Class A Invested Percentage Allocations ***
Class A Invested Percentage                                 81.6724368%
Fixed Class A Invested Percentage                           82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]            1,776,666.67
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]    0.00
Class A Additional Interest (Due) [Section 4.08(a)]         0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)] 0.00
Class A Investor Default Amount                             1,589,397.14
Allocable Servicing Fee (Due) [Section 3]                   592,645.20
Previously unpaid Allocable Servicing Fee                   0.00
Class A Required Amount [Section 4.10 (a)]                  0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]   0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]           0.00
     From Subordinated Principal Collections [Section 4.15(a)]           0.00
     Total ("Funded Class A Required Amount")                            0.00
Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)] 5,151,092.12
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]         1,192,383.11
Funded Class A Required Amount                                          0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee
      [Section 4.13(                                                    0.00
Total Available for Class A Invested Percentage Allocations       3,958,709.01
Class A Monthly Interest (Paid)                                   1,776,666.67
Overdue Class A Monthly Interest (Paid)                                 0.00
Class A Additional Interest (Paid)                                      0.00
Overdue Class A Additional Interest (Paid)                              0.00
Reimb. of Class A Investor Default Amount (Paid)            1,589,397.14
Allocable Servicing Fee (Paid)                              592,645.20
Previously unpaid Allocable Servicing Fee (Paid)            0.00
Class A Interest Shortfall                                  0.00
Class A Additional Interest Shortfall                       0.00
*** Class B Invested Percentage Allocations ***
Class B Invested Percentage                                 6.3275632%
Fixed Class B Invested Percentage                           6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]            150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]    0.00
Class B Additional Interest (Due) [Section 4.08(b)]         0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)] 0.00
Class B Investor Default Amount                             123,138.37
Excess current or overdue Class B Monthly Interest, Class B Additional
      Interest or the cumulative Excess Interest            0.00
Funding of Excess current or overdue Class B Monthly Interest, Class B
      Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]         0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]0.00
     From Subordinated Principal Collections allocable to the Collateral
      Invested Amount                                       0.00
     Total Funded                                           0.00
Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]         123,138.37
     From Cash Collateral Account Withdrawl [Section 4.14(b)] 0.00
     From Subordinated Principal Collections allocable to the Collateral
      Invested Amount                                       0.00
     Total Funded                                           123,138.37
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)] 399,080.31
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]         249,080.31
Funded Excess current or overdue Class B Monthly Interest, Class B Additional
      Interest or the cumulative Excess Interest:            0.00
Funded Class B Default Amount                               123,138.37
Total Available for Class B Floating Allocations            273,138.37
Class B Monthly Interest (Paid)                             150,000.00
Overdue Class B Monthly Interest (Paid)                     0.00
Class B Additional Interest (Paid)                          0.00
Overdue Class B Additional Interest (Paid)                  0.00
Reimbursement Class B Investor Default Amount (Paid)        123,138.37
Class B Interest Shortfall                                  0.00
Class B Addtional Interest Shortfall                        0.00
*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage                              12.0000000%
Fixed Collateral Invested Percentage                        12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]         232,174.58
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)] 0.00
Collateral Additional Interest (Due) [Section 4.08(c)]      0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]0.00
Collateral Investor Default Amount                          233,527.57
Collateral Invested Percentage of Reallocated FC&A [Section 4.11(b-1)]
                                                            756,841.69
Amount that constitutes Excess FC&A [Section 4.11(b-1)]     756,841.69
From Excess Reallocated FC&A to Fund Collateral Investor Default Amount
      [Section 4.13(h)]                                     465,702.15
Total Available for Collateral Invested Percentage Allocations    465,702.15
Collateral Monthly Interest (Paid)                                232,174.58
Overdue Collateral Monthly Interest (Paid)                   0.00
Collateral Additional Interest (Paid)                        0.00
Overdue Collateral Additional Interest (Paid)                0.00
Reimbursement of Collateral Default Amount (Paid)            233,527.57
Collateral Interest Shortfall                                0.00
Collateral Additional Interest Shortfall                     0.00
Series 1994-2 Monthly Interest
      Collateral Rate Cap                                   9.3551174%
      Collateral Monthly Int(Subject to Collat. Rate Cap)   232,174.58
      Series 1994-2 Monthly Interest                        2,158,841.25
*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)] 1,192,383.11 Excess Class B Reallocated FC&A [Section 4.11(b)(ii)] 249,080.31
      Excess Collateral Int Reallocated FC&A [Section 4.11(b-1)]  756,841.69
         Total                                              2,198,305.11
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]   0.00
    Allocated to reimburse Class A Investor Charge-Offs [Sect4.13(b)] 0.00 Allocated to pay current or overdue Class B Monthly Interest, Class B
      Additional Interest or the Cumulative Excess Interest Amount [Section
      4.13(c)]                                              0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.13(d)]
                                                            123,138.37
    Allocated to reimburse Class B Invested Amount reductions [Section
      4.13(e)]                                              0.00
    Allocated to Collateral Monthly Int [Section 4.13(f)]   232,174.58
    Allocated to unpaid Allocated Servicing Fee from previous periods [Section
      4.13(g)]                                              0.00
    Allocated to fund the Collateral Default Amount [Section 4.13(h)]
                                                            233,527.57
    Allocated to reimburse Collateral Invested Amount reductions [Section
      4.13(i)]                                              0.00
    Allocated to the Cash Collateral Acct [Section 4.13(j)] 0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(k)]
                                                            1,609,464.59
Subordinated Principal Collections [Section 4.15]           4,749,388.98
   Allocated to Class A Required Amount [Section 4.15(a)]   0.00
   Allocated to pay current or overdue Class B Monthly Interest, Class B
      Additional Interest or the Cumulative Excess Interest Amount [Section
      4.15(b)]                                              0.00
    Allocated to fund the Class B Investor Default Amt [Section 4.15(c)] 0.00 *** Amortization Allocations ***
Accumulation Period Determination
    Required Aggregate Accumulation Amount                  20,000,000.00
    Accumulation Period Amount                              0.00
    Accumulation Period Length                              2.00
    Accumulation Period?                                    NO
    Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test Not Triggered
   Other Amortization Events                                Not Triggered
Transaction Period                                          Cont. Amort.
Principal Allocation Percentage                             78.5355907%
Available Investor Principal Collections
     Investor Principal Collections                         24,516,779.86
     Subordinated Principal Collections                     0.00
     Series Allocable Miscellaneous Payments                0.00
     Series 1994-2 Excess Principal Collections             0.00
     [Subordinated Series Reallocated Principal Collections] 0.00
  Available Investor Principal Collections                  24,516,779.86
Collateral Principal Collections                            3,343,197.25
Class A Controlled Amortization Amount                      17,083,333.33
Class A Controlled Distribution Amount                      17,083,333.33
Class A Monthly Principal (Due) [Section 4.09(a)]           17,083,333.33
Class A Monthly Principal (Paid)                            17,083,333.33
Class A Deficit Controlled Amortization Amount              0.00
Total Available to Pay Class B Monthly Principal            28,447,098.33
Class B Controlled Amortization Amount                      0.00
Class B Controlled Distribution Amount                      0.00
Class B Monthly Principal (Due) [Section 4.09(b)]           0.00
Class B Monthly Principal (Paid)                            0.00
Class B Deficit Controlled Amortization Amount              0.00
Available Investor Prin. Collecions (after paying A&B)      7,433,446.53
Collateral Monthly Principal (Due) [Section 4.09(c)]        2,329,545.45
Collateral Monthly Principal (Paid)                         2,329,545.45
Series 1994-2 Principal Shortfall                           0.00
Trust Excess Principal Collections                          8,447,098.33
*** Funding Accounts ***
Principal Funding Account deposit                           0.00
Withdraw of Funded Deficit Controlled Amortization Amount    0.00
Withdraw of Excess (Paid to Seller)                         0.00
Principal Funding Account Balance                           20,000,000.00
Funded Deficit Controlled Amortization Amount               0.00
[ Class B Principal Funding Account deposits                0.00
 Principal Distributed to Class B Certificateholders        0.00
 Class B Principal Funding Account Balance                  N/A
 Class A Interest Payment/Deposit from Collection Account   1,776,666.67
   from Principal Funding Account                           0.00
   Paid to Class A Certificateholders                       1,776,666.67
   Interest Funding Account Balance                         0.00
 Class B Interest Payment/Deposit from Collection Account   150,000.00
   from Principal Funding Account                           0.00
   Paid to Class B Certificateholders                       150,000.00
   Interest Funding Account Balance]                        0.00
Class A Investor Charge-Offs                                0.00
Reimbursement of Class A Investor Charge-Offs               0.00
Cumulative Unreimbursed Class A Investor Charge-Offs        0.00
Reduction of Class B Invested Amount (Other than Class B ICO)0.00
Class B Investor Charge-Offs                                0.00
Reimbursement of Class B Investor Charge-Offs               0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions   0.00
Reduction of the Collateral Invested Amount (Other than Collateral CO)0.00
Collateral Charge-Offs                                      0.00
Reimbursement of Collateral Invested Amount reductions      0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions         0.00
Previous month's ending Collateral Invested Amount          40,340,909.09
Current Month's ending Collateral Invested Amount           38,011,363.64
Unpaid current Allocated Servicing Fee                      0.00
Reimbursement of unpaid Allocated Servicing Fee             0.00
Cumulative unreimbursed unpaid Allocated Serving Fee        0.00
Total Distributions to Class A, B, CIA(prin&int&defaults)   23,517,783.11
*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]              1,247,375,967.81
Average Principal outstanding based upon additional accounts 1,445,503,866.70
Principal Receivables outstanding [End of Month]            1,364,964,051.92
Finance Charge and Administrative Receivables outstanding   129,830,461.68
Class A Invested Amount                                     256,250,000.00
Class B Invested Amount                                     22,500,000.00
Collateral Invested Amount                                  38,011,363.64
Invested Amount                                             316,761,363.64
Series Adjusted Invested Amount                             375,000,000.00
    Revolving or Accumulation Period                        375,000,000.00
    Controlled Amortization  Period                         375,000,000.00
        Seller Specified Numerator                          0.00
        125% Amount                                         0.00
    Early Amortization  Period                              N/A
Series Required Seller Amount                               37,500,000.00
Required Collateral Amount                                  38,011,363.64
Available Collateral Amount                                 38,011,363.64
Class A Certificate Balance                                 256,250,000.00
Class B Certificate Balance                                 22,500,000.00
*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
   Begin Balance                                            0.00
   Deposit of Excess Collections                            0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                           0.00
      To reimburse Class A Investor Charge-Offs             0.00
      To pay current or overdue Class B Monthly Interest, Class B Additional
      Interest or the Cumulative Excess Interest Amount     0.00
      To fund the Class B Investor Default Amount           0.00
      To reimburse Class B Invested Amount reductions       0.00
             Total                                          0.00
   Deposit of Collateral Monthly Principal                  2,329,545.45
   Net Available                                            2,329,545.45
   Required Cash Collateral Amount                          0.00
   Collateral Surplus                                       2,329,545.45
   Cash Collateral Account Surplus                          2,329,545.45
   End Balance                                              0.00
Collateral Surplus (Prime)                                  (0.00)
Cash Collateral Account Surplus (Prime)                     (0.00)
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Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2   20-Apr-98
******************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                61.333333
   2. Principal distribution per $1,000 interest            55.555556
   3. Interest distribution per $1,000 interest             5.777778
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections                                 125,528,529.05
      (b) Collections of Finance Charge & Admin Receivables 25,638,761.23
      (c) Collections of Principal                          99,889,767.82
   2. Allocation of Receivables
      (a) Class A Invested Percentage                       81.6724368%
      (b) Principal Allocation Percentage                   78.5355907%
   3. Class A Principal
      (a) Total Amount Paid/Deposited to Principal Funding Account      0.00
      (b) Total amount on deposit in Principal Funding Account 20,000,000.00
   4. Delinquent Balances            (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)                  65,522,431.37
                                    (%)                     4.38%
      (b) 60 - 89 days (Del Stat 2) -- ($)                  26,906,525.22
                                     (%)                    1.80%
      (c) 90+ days (Del Stat 3+) -- ($)                     96,511,178.45
                                               (%)          6.46%
   5. Class A Investor Default Amount                       1,589,397.14
   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date          0.000000
      (b) The amount of Item 6(a) per $1,000 interest       0.000000
      (c) Total reimbursed to Trust in respect of Class A Investor
            Charge-Offs                                     0.000000
      (d) The amount of Item 6(c) per $1,000 interest       0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of
            the end of such Payment Date                     0.000000
   7. Allocable Servicing Fee paid for the Distribution
            Date(s) with respect to the Payment Date        592,645.20
   8. Deficit Controlled Amortization Amount for such Payment Date 0.00
C. Class A Pool Factor                                      0.83333333
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day
            of the preceding Due Period                     1,364,964,051.92
   2. Finance Charge and Admin Receivables as of the close of business on the
            last day of the preceding Due Period            129,830,461.68
E. Class B Certificates
   1. Class B Invested Amount as of the end of the Payment Date 22,500,000.00
   2. Available Collateral Invested Amount as of the end of the Payment Date
                                                            38,011,363.64
******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
******************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                6.666667
   2. Principal distribution per $1,000 interest            0.000000
   3. Interest distribution per $1,000 interest             6.666667
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections                                 125,528,529.05
      (b) Collections of FC&A                               25,638,761.23
      (c) Collections of Principal                          99,889,767.82
   2. Allocation of Receivables
      (a) Class B Invested Percentage                       6.3275632%
      (b) Principal Allocation Percentage                   78.5355907%
   3. Class B Principal
      (a) Total Amount Paid/Deposited to the Principal Funding Acct   NA
      (b) Total amount on deposit in Principal Funding Account        NA
   4. Delinquent Balances                        (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)                  65,522,431.37
                                    (%)                     4.38%
      (b) 60 - 89 days (Del Stat 2) -- ($)                  26,906,525.22
                                     (%)                    1.80%
      (c) 90+ days (Del Stat 3+) -- ($)                     96,511,178.45
                                               (%)          6.46%
   5. Class B Investor Default Amount                       123,138.37
   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the Payment Date 0.000000
      (b) The amount of Item 6(a) per $1,000 interest       0.000000
      (c) Total reimbursed to Trust in respect of Class B Investor Charge-Offs
            and other reductions                            0.000000
      (d) The amount of Item 6(c) per $1,000 interest       0.000000
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as
            of the end of such Payment Date                  0.000000
   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business on the Payment
            Date                                            0.000000
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amt, each at close of business on the Payment Date 0.00%
   8. Available Collateral Invested Amount                  38,011,363.64
   9. Deficit Controlled Amortization Amount for such Payment Date    0.00
C. Class B Pool Factor                                      1.00000000
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day of the
            preceding Due Period                            1,364,964,051.92
   2. Finance Charge and Admin Receivables as of the close of business on the
            last day of the preceding Due Period            129,830,461.68